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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2003

                                ProQuest Company
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                           1-3246                 36-3580106
(State or Other Jurisdiction of    (Commission File Number)     (I.R.S.Employer
 Incorporation or Organization)                                  Identification
                                                                 No.)

300 North Zeeb Road, Ann Arbor, Michigan             48103-1553
(Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (734) 761-4700

Item 5. Other Events

On March 18, 2003, the Company filed a press release announcing the appointment of President for the Company's Information and Learning unit. A copy of the press release is attached below in Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits

    99.1 Press Release dated March 18, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

                                PROQUEST COMPANY

DATE: March 25, 2003            /s/  Todd Buchardt
                               ------------------------------------------------
                               Todd Buchardt
                               General Counsel & Secretary